EXHIBIT 10.3


                      SECURITIES ACCOUNT CONTROL AGREEMENT


     This Securities Account Control Agreement, dated as of July 20, 2006, among XL ASSET FUNDING COMPANY I LLC, a Delaware limited liability company (the "Debtor"), XL CAPITAL ASSURANCE INC., a New York stock insurance company, (the "Secured Party") and MELLON BANK, N.A. (the "Securities Intermediary") is entered into pursuant to the provisions of that certain Insurance and Indemnity Agreement among the Debtor, XL Life and Annuity Holding Company, a Delaware Corporation and the Secured Party (the "Insurance Agreement") that may hereafter be entered into by the Debtor and Secured Party. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Insurance Agreement. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

     SECTION  1.   ESTABLISHMENT   OF  SECURITIES   ACCOUNTS.   The   Securities
Intermediary hereby confirms and agrees that:

     (a) Pursuant to a Custody Agreement between the Debtor and the Securities Intermediary, dated August 8, 2002, (the "Custody Agreement"), the Securities Intermediary has established the accounts set forth on Schedule I, collectively know as the "Collateral Account" in the name of the Debtor and maintained in the State of Pennsylvania (such Collateral Account and any additional or successor account, the "Securities Account"). The Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party;

     (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

     (c) All property delivered to the Securities Intermediary pursuant to this Agreement, the Insurance Agreement or the Collateral Management Agreement shall be promptly credited to the Securities Account; and

     (d) The Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset credited to the account.

     SECTION 2. "FINANCIAL ASSETS" ELECTION. The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102 (a)(9) of the UCC.

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SECTION  3.  ENTITLEMENT  ORDERS  AND  SOLE  CONTROL.  (a)  If at any  time  the
Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102 (a)(8) of the UCC) from the Secured Party directing transfer or redemption of any financial asset relating to Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. The Securities Intermediary shall settle trades of financial assets held in the Securities Account at the direction of the Debtor and shall comply with entitlement orders from the Debtor relating to the Securities Account. The Secured Party acknowledges that the Debtor intends to actively trade the Securities Account may authorize free deliveries and engage in futures, options, swaps, forward contracts, foreign exchange contracts and other derivative investments, and the Secured Party expressly agrees that Securities Intermediary may send out assets or pledge collateral as directed to settle such transactions.

(b) If at any time the Secured Party delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in EXHIBIT A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Secured Party. The Securities Intermediary shall have no responsibility to the parties to monitor the value of the Account, or to monitor that the investments authorized are in accord with any investment policy or make any determination as to whether the Secured Party has the right to Sole Control.


(c) Secured Party hereby agrees that it will not deliver a Notice of Sole Control or "entitlement order" until an "Event of Default" has occurred. The term "Event of Default" shall mean (i) prior to the date on which the Insurance Agreement has been executed and delivered, XLCA shall make any payment under any policy and (ii) at all times on and after such date, as such term shall be defined in the Insurance Agreement.


     SECTION 4. SUBORDINATION OF LIEN, WAIVER OF SET-OFF. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest created hereby, by the Insurance Agreement or by the Custody Agreement. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than as created hereby or pursuant to the Insurance Agreement except that pursuant to the Custody Agreement the Securities Intermediary may set off all amounts due for customary fees and charges with respect to the Securities Account including reimbursement for amounts advanced to settle authorized transactions.

     SECTION 5. CHOICE OF LAW. This Agreement and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Securities Intermediary's jurisdiction.

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     SECTION 6. CONFLICT WITH OTHER AGREEMENTS.

In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing, signed by all of the parties hereto.

     SECTION 7. ADVERSE CLAIMS. Except for the claims and interest of the Secured Party and of the Debtor in the Securities Account, the Securities
Intermediary does not know of any claim to, or interest in, the Securities Account or in any financial asset credited thereto, except to the extent of assets pledged in connection with futures transactions. The Secured Party acknowledges that certain securities in the Securities Account have been pledged as collateral for futures contracts. These securities are custodied elsewhere but are reflected in the Securities Account for recordkeeping purposes and identified on the Securities Intermediary's on-line system with the notation "ANH" in the reg/loc code. Any security with such notation shall not be treated as Collateral. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Debtor and the Secured Party thereof.

     SECTION 8. INDEMNIFICATION OF SECURITIES INTERMEDIARY. Debtor hereby agrees to indemnify, defend and hold harmless the Securities Intermediary, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent as a result of Securities Intermediary's gross negligence or willful misconduct.

     SECTION 9.  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS OF THE  SECURITIES
INTERMEDIARY.   The   Securities   Intermediary   hereby  makes  the   following
representations, warranties and covenants:

     (a) The Securities Account has been established as set forth in Section 1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement;

     (b) The Securities Account constitutes a "securities account" within the meaning of Section 8-501(a) of the UCC;

     (c) This Agreement is the valid and legally binding obligation of the Securities Intermediary;

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     (d) The  Securities  Intermediary  has not  entered  into,  and  until  the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities Account and/or any financial asset credited thereto pursuant to which the Securities Intermediary has agreed to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof; and

     (e) The Securities Intermediary will provide monthly statements concerning the Securities Account to the Debtor and the Secured Party.

     SECTION 10. GRANTING CLAUSE. As security for all amounts owed under the Insurance Agreement, this Agreement, the Collateral Management Agreement and any other agreement between Debtor and Secured Party, the Debtor hereby pledges, assigns and conveys to the Secured Party , all of its right, title and interest in and to the Securities Account and all securities, cash, investments or other financial assets now or hereafter credited thereto.

     SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

     SECTION 12. NOTICES. All notices, demands and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, reputable overnight mail service, by receipted hand delivery or by facsimile provided that confirmation of effective transmission is received and provided further that a hard copy is sent the same day by either United States First Class Mail, reputable overnight delivery service or hand delivery, as follows:

SECURED PARTY:

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York. NY 10020-1001
Attention: General Counsel and Surveillance
Phone: 212-478-3400
Fax: 212-478-3587

DEBTOR:

XL Asset Funding Company I LLC
20 N. Martingale Road, Suite 200
Shaumburg, IL 60173
Attention: XL Asset Funding I, Financial Administration Department
Phone: 1-800-394-2990
Fax: 847-517-2399

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SECURITIES INTERMEDIARY:

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Attention: Mary Lyn Saly
Phone: 412-236-7654
Fax: 412-234-8725


or at such other address as any of the above may have furnished to the other parties in writing in a manner specified in this Section and any such notice or communications shall be deemed to have been given as of the third business day after the date so mailed or on the date hand delivered or delivered by overnight mail service, as the case may be, except with respect to the XLCA as to which date shall be deemed to have been given on the date received by the XLCA.

     SECTION 13. TERMINATION. The rights and powers granted herein to the Secured Party, granted in order to perfect its security interest in the Securities Account, are powers coupled with interest and will neither be affected by the bankruptcy of the Debtor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Secured Party in the Securities Account have been terminated pursuant to the terms of this Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of EXHIBIT B hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Secured Party's security interest in the Securities Account pursuant to the terms of this Agreement.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                              Debtor:
                                              XL ASSET FUNDING COMPANY  I LLC

                                              By: /s/ Karen McIntyre
                                                 -------------------------------
                                              Name:  Karen McIntyre
                                              Title: Vice President


                                              Secured Party:
                                              XL CAPITAL ASSURANCE INC.


                                              By: /s/ Thomas Randazzo
                                                 -------------------------------
                                              Name:  Thomas Randazzo
                                              Title: Senior Managing Director


                                              Securities Intermediary:
                                              MELLON BANK, N.A.


                                              By: /s/ Donna F. Moses
                                                 -------------------------------
                                              Name:  Donna F. Moses
                                              Title: First Vice President